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    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 27, 2002


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 27, 2002

                            ALLEGIANCE TELECOM, INC.
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                       0-24509               75-2721491
(State or Other Jurisdiction of      (Commission File No.)    (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

                          9201 NORTH CENTRAL EXPRESSWAY
                               DALLAS, TEXAS 75231
                                  214/261-2100
               (Address of Principal Executive Offices) (Zip Code)
               (Registrant's telephone number including area code)


                                 NOT APPLICABLE
         (Former Name and Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

On November 27, 2002, Allegiance Telecom, Inc. (the "Company") issued a press release announcing that it has amended its Credit and Guaranty Agreement with its senior bank creditors. A copy of this press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein. A copy of the First Amendment is filed as Exhibit 99.2 hereto and is incorporated by reference herein.

ITEM 7. EXHIBITS

(c)  The following exhibits are filed as part of this report:

     Exhibit 99.1      Press Release dated November 27, 2002
     Exhibit 99.2      First Amendment

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on November 27, 2002.

                                    ALLEGIANCE TELECOM, INC.

                                    By   /s/ MARK B. TRESNOWSKI
                                         ----------------------
                                         Mark B. Tresnowski
                                         Executive Vice President,
                                         General Counsel and Secretary
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                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION
99.1           Press Release dated November 27, 2002
99.2           First Amendment